2005 MEMORANDUM for Territory Expansion

This 2005 Memorandum for Territory Expansion is made and effective on October 17, 2005 (hereinafter called “EFFECTIVE DATE”), by and between ASAHI KASEI MEDICAL CO., LTD., a corporation organized and existing under the laws of Japan, with its principal place at 9-1, Kanda Mitoshirocho, Chiyoda-ku, Tokyo, Japan (hereinafter called “ASAHI”), and OCCULOGIX, INC., a corporation organized and existing under the laws of the State of Delaware, the United States of America, with its principal place at 612 Florida Avenue, Palm Harbor, Florida 34683, the United States of America (hereinafter called “OCCULOGIX”), with respect to the DISTRIBUTORSHIP AGREEMENT made on December 31, 2001 (hereinafter called “AGREEMENT”), CONSENT TO ASSIGNMENT CONTRACT made on July 25, 2002, 2003 MEMORANDUM made on October 30, 2003, and 2004 MEMORANDUM made on July 28, 2004.

WITNESSETH

WHEREAS, OCCULOGIX desires to add some countries to its current Territory defined in AGREEMENT and to sell more Product defined in AGREEMENT.

WHEREAS, ASAHI recognizes that OCCULOGIX has a potential for selling the Product and is applicable as a distributor for the Product in the Territory. ASAHI is desirous that more Product will be sold in the Territory.

NOW, THEREFORE, both parties shall confirm and agree to the following:

1.	The Exhibit A of AGREEMENT shall be replaced with the Exhibit A of this Memorandum attached hereto.

2.	AGREEMENT shall be amended to include Exhibits B, C and D attached hereto.

3.	The Paragraph B of the Article 1 of AGREEMENT shall be replaced with the following:
“Territory” shall mean the countries or areas set forth in the Exhibit B, C and D attached hereto.

4.	The Paragraph 2.1 of AGREEMENT shall be replaced with the following:

2.1.1
ASAHI hereby appoints OCCULOGIX as its exclusive distributor in the Territory-1 for the sale of the Product solely used for the Treatment Disease, provided, however, that OCCULOGIX obtains the FDA approval and other necessary approvals in the Territory-1 according to the Article 7.1.1, 7.2, 7.3, 7.4, 7.5, 7.6, and 7.7 of this Agreement. OCCULOGIX agrees to act as such exclusive distributor under the terms and conditions of this Agreement.

2.1.2
ASAHI hereby appoints OCCULOGIX as its exclusive distributor in the Territory-2 for the sale of the Product solely used for the Treatment Disease, provided, however, that OCCULOGIX obtains the necessary approvals in the Territory-2 according to the Article 7.1.2, 7.4, 7.5, 7.6, and 7.7 of this Agreement. OCCULOGIX agrees to act as such exclusive distributor under the terms and conditions of this Agreement.

2.1.3
ASAHI hereby appoints OCCULOGIX as its non-exclusive distributor in the Territory-3 for the sale of Product solely used for the Treatment Disease, provided, however, that OCCULOGIX obtains necessary regulatory approvals in the Territory-3 according to the Article 7.1.3, 7.4, 7.5, 7.6 and 7.7 of this Agreement. OCCULOGIX agrees to act as such non-exclusive distributor under the terms and conditions of this Agreement.

5.	The Paragraph 2.4 of AGREEMENT shall be replaced with the following:
2.4	OCCULOGIX shall not represent, market, or sell any similar to or competitive products with Product in the Territory-1 and Territory-2 during the term of this Agreement.

6.	The Paragraph 2.7 of AGREEMENT shall be replaced with the following:
2.7
OCCULOGIX shall make its best efforts that public and private medical insurance reimbursement shall be applied for the Treatment Disease using the Product in the Territory-1. Occulogix shall also make the commercially reasonable efforts that public and private medical insurance reimbursement shall be applied for the Treatment Disease using the Product in the Territory-2 and Territory-3.

7.	The Paragraph 3.1 of AGREEMENT shall be replaced with the following:
3.1.1	OCCULOGIX shall purchase the Product from ASAHI in the Territory-1 in not less than the quantities described in the Exhibit B attached hereto.

3.1.2	OCCULOGIX shall purchase the Product from ASAHI in the Territory-2 in not less than the quantities described in the Exhibit C attached hereto.
3.1.3	OCCULOGIX shall make its best efforts to purchase from ASAHI in the Territory-3 the target quantities of Product described in the Exhibit D attached hereto:

8.	The Paragraph 7.1 of AGREEMENT shall be replaced with the following:
7.1.1
OCCULOGIX shall be responsible, at its own costs and expenses, for obtaining and maintaining the FDA and all other applicable approvals and validations for marketing, sales and use of Product for the Treatment Disease in the Territory-1 under the name of ASAHI by the end of December 2006. If the above approvals cannot be obtained by such day and year, OCCULOGIX shall consult with ASAHI and attempt to reach a mutual acceptable resolution. Despite consultation, if both parties cannot find a mutual acceptable resolution, ASAHI may delete Product from this Agreement upon six (6) months prior written notice to OCCULOGIX.

7.1.2
OCCULOGIX shall be responsible, at its own costs and expenses, for obtaining and maintaining all the applicable approvals and validations for marketing, sales and use of Product for the Treatment Disease in the Territory-2 under the names of ASAHI by the end of December 2010. If the above approvals cannot be obtained by such day and year, OCCULOGIX shall consult with ASAHI and attempt to reach a mutually acceptable resolution. Despite consultation, if both parties cannot find a mutually acceptable resolution, ASAHI may delete Product from this Agreement, upon six (6) months’ prior written notice to OCCULOGIX, for the country or countries of the Territory-2 where the above approvals were not obtained.

7.1.3
OCCULOGIX shall make its best efforts to obtain, with half the costs and expenses shared with ASAHI, all the applicable approvals and validations for marketing, sales and use of Product for the Treatment Disease in the Territory-3 under the name of ASAHI by the end of December 2010. If the above approvals cannot be obtained by such day and year, OCCULOGIX shall consult with ASAHI and attempt to reach a mutually acceptable resolution. Despite consultation, if both parties cannot find a mutually acceptable resolution, ASAHI may delete Product from this Agreement for the Territory-3 upon six (6) months’ prior written notice to OCCULOGIX.

9.	The Paragraph 7.4 of AGREEMENT shall be replaced with the following:
7.4	OCCULOGIX shall not be entitled to any compensation from ASAHI even when OCCULOGIX may not obtain the regulatory approvals of Product in the Territory.
10.	The Paragraph 7.7 of AGREEMENT shall be replaced with the following:
7.7	Without limiting any other provision in this Agreement, OCCULOGIX shall fully comply with the regulations of each country in the Territory.

11.	The Paragraph 8.3 of AGREEMENT shall be replaced with the following:
8.3
OCCULOGIX shall have a right of first refusal over exclusive and non-exclusive distribution rights in the Territory-1, the Territory-2, and the Territory-3 with respect to the Product for the treatment of retinopathy and any other ophthalmic diseases within the scope of hemo-rheological disorders (other than the Treatment Disease).

12.	The Paragraph 18.1 of AGREEMENT shall be replaced with the following:
18.1	Each Territory shall have its own term for the sales right of the Products. Details shall be described in the Exhibit B attached hereto.

13.	The Paragraph 19.3 of AGREEMENT shall be replaced with the following:
19.3
If OCCULOGIX fails to fulfill the provisions stipulated in the Paragraph 3.1.1 and 3.1.2 of this Agreement, ASAHI may, at its option, modify the exclusive right granted to OCCULOGIX hereunder to a non-exclusive right.

IN WITNESS WHEREOF, the both parties hereto have caused this Memorandum to be executed by their authorized representatives written as below:

Signed and agreed by

/s/ Yasuyuki Yoshida	/s/ Elias Vamvakas
Yasuyuki Yoshida	Elias Vamvakas
President	Chief Executive Officer
ASAHI KASEI MEDICAL CO., LTD.	OCCULOGIX, INC.

Date: October 17, 2005	Date: October 17, 2005

Exhibit A

Product
First filter: Plasmaflo OP-05W(L)

Second filter: Rheofilter AR-2000, or
new or improved Rheofilter which ASAHI designates in writing

Product means the set of the above first filter and second filter which is used together for the Treatment Disease.

/s/ Jun-ichi Shirokaze
Jun-ichi Shirokaze
Director
ASAHI KASEI MEDICAL CO.,Ltd.

Exhibit B

Territory
Collectively the following “Territory-1” in Exhibit B, “Territory-2” in Exhibit C and “Territory-3” in Exhibit D

Territory-1
United States of America, Canada, United Mexican States, Commonwealth of The Bahamas, Dominican Republic, Republic of Haiti, Puerto Rico, Jamaica, Antigua and Barbuda, Commonwealth of Dominica, Barbados, Republic of Trinidad and Tobago, Grenada, Saint Thomas, Saint Lucia, Saint Christopher and Nevis, Saint Vincent and the Grenadines, Caicos Islands, Virgin Islands of the United States of America

Minimum purchase requirement:
First year: 9,000 sets of First and Second filter
Second year: 15,000 sets of First and Second filter
Third year: 22,500 sets of First and Second filter

The above minimum purchase quantities shall be effective from six (6) months after OCCULOGIX obtains the FDA approval of Product. The minimum purchase quantities for the Fourth year shall be discussed and determined immediately after the term of the First year by mutual consent, but shall not be less than that of the previous year. The minimum purchase quantities for the Fifth year shall be discussed and determined immediately after the term of the Second year by mutual consent, but shall not be less than that of the previous year. This same method shall be used in the Sixth year and thereafter, for the determination of future minimum purchase quantities, such that minimum purchase quantities are always fixed for three years.

Term:
OCCULOGIX’ sales right of Product in the Terriroty-1 shall be valid from December 31, 2001, until ten (10) years after the date of FDA approval of Product for the Treatment Disease, unless terminated prior to such expiration date by either party, as provided herein, and shall automatically be renewed for additional and successive one (1) year term unless ASAHI or OCCULOGIX gives the other written notice of its intention to terminate this Agreement at least six (6) months prior to the expiration date of the term then in effect.

/s/ Yasuyuki Yoshida	/s/ Elias Vamvakas
Yasuyuki Yoshida	Elias Vamvakas
President	Chief Executive Officer
ASAHI KASEI MEDICAL CO., LTD.	OCCULOGIX, INC.
Date: October 17, 2005	Date: October 17, 2005

Exhibit C

Territory-2
Republic of Colombia, Bolivarian Republic of Venezuela, Australia, New Zealand

Minimum purchase requirement:
Republic of Colombia
Jan. 1, 2006 - Dec. 31, 2006: 0 set of First and Second filter
Jan. 1, 2007 - Dec. 31, 2007: 300 sets of First and Second filter
Jan. 1, 2008 - Dec. 31, 2008: 500 sets of First and Second filter

Bolivarian Republic of Venezuela
Jan. 1, 2006 - Dec. 31, 2006: 0 set of First and Second filter
Jan. 1, 2007 - Dec. 31, 2007: 300 sets of First and Second filter
Jan. 1, 2008 - Dec. 31, 2008: 500 sets of First and Second filter

Australia and New Zealand
Jan. 1, 2006 - Dec. 31, 2006: 0 sets of First and Second filter
Jan. 1, 2007 - Dec. 31, 2007: 300 sets of First and Second filter
Jan. 1, 2008 - Dec. 31, 2008: 500 sets of First and Second filter

The minimum purchase quantities for the year 2009 and 2010 shall be discussed and determined at the beginning of the year 2008 by mutual consent, but shall not be less than each of the previous year.

Term:
OCCULOGIX’ sales right of Product in the Terriroty-2 shall be valid from EFFECTIVE DATE through December 31, 2010.

/s/ Yasuyuki Yoshida	/s/ Elias Vamvakas
Yasuyuki Yoshida	Elias Vamvakas
President	Chief Executive Officer
ASAHI KASEI MEDICAL CO., LTD.	OCCULOGIX, INC.
Date: October 17, 2005	Date: October 17, 2005

Exhibit D

Territory-3
Republic of Italy

Target purchase quantity:
Republic of Italy
Jan. 1, 2006 - Dec. 31, 2006: 200 sets of First and Second filter
Jan. 1, 2007 - Dec. 31, 2007: 500 sets of First and Second filter
Jan. 1, 2008 - Dec. 31, 2008: 1,000 sets of First and Second filter

The target purchase quantities for the year 2009 and 2010 shall be discussed and determined at the beginning of the year 2008 by mutual consent.

Term:
OCCULOGIX’ sales right of Product in the Terriroty-3 shall be valid from EFFECTIVE DATE through December 31, 2010.

/s/ Yasuyuki Yoshida	/s/ Elias Vamvakas
Yasuyuki Yoshida	Elias Vamvakas
President	Chief Executive Officer
ASAHI KASEI MEDICAL CO., LTD.	OCCULOGIX, INC.
Date: October 17, 2005	Date: October 17, 2005